UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Paul Fearday
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-5346
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

Annual Report
December 31, 2016

U.S. Global Jets ETF
Ticker: JETS

U.S. GLOBAL JETS ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited)

For the 12-month period ended December 31, 2016, the U.S. Global Jets ETF (JETS) gained 13.15 percent in net asset value (“NAV”), underperforming its benchmark, the U.S. Global Jets Index, which gained 15.66 percent.

In the first quarter, the global air passenger market expanded 7 percent year-over-year, the strongest start to a year since 2012. This came despite a subdued economic backdrop, especially in China. For the entire year of 2016, an estimated 3.7 billion passengers flew on scheduled flights around the world, according to the International Civil Aviation Organization (ICAO). This figure is up 6 percent from 2015. The group noted, however, that international traffic growth, expressed in revenue passenger kilometers (RPKs), slowed in 2016 to 6.3 percent, down from 7 percent in 2015. November was a particularly strong month, though, with total RPKs rising 7.6 percent compared to November 2015, according to the International Air Transport Association (IATA).

Load factor, which measures the use of aircraft capacity, remained fairly steady throughout the year. It climbed to an all-time September high in most major markets, the exception being Australia. Globally, the industry hit 81.1 percent capacity.

Low crude oil prices continued to be a significant profit driver for airlines in 2016. Jet kerosene averaged $1.25 a gallon during the year, an 18 percent discount from fuel costs in 2015. Fuel accounted for a little under 20 percent of airlines’ total expenses in 2016, down from  27.5 percent in 2015. These savings could be growing long in the tooth, however, with the IATA writing that “we are perhaps coming toward the end of the biggest stimulus to traffic from lower oil prices.”

More Americans than ever before are now capable of traveling by air, a 2016 Ipsos Public Affairs/Airlines for America (A4A) survey found. Eighty-one percent of respondents said they’ve flown at least once in their lives, while 45 percent said they flew at some point in the last three years, up from 39 percent in 1997. These findings are likely a function of a record stretch of monthly jobs growth in the U.S. (81 straight months as of December 2016, for a total of 15.6 million jobs), low unemployment (4.7 percent in December) and steady to declining airfares. Big-data travel firm Hopper estimated that summer fares in 2016 were the cheapest since 2009, which likely helped boost demand domestically. Average domestic airfare in the third quarter, the most recent period for which data is available, fell to $344, down 8.8 percent from the same period in 2015, according to the U.S. Transportation Department.

Airfare is expected to creep back up in 2017, however, on rising fuel and labor costs, not to mention maintenance expenses for aging fleets. New labor contracts in 2016 contributed to second-quarter costs rising 5.4 percent over the same period in 2015. Southwest Airlines “faces larger labor hurdles than any other U.S. operator,” with “$550 million of incremental wage pressure in 2017,” writes JPMorgan.

U.S. GLOBAL JETS ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

New and returning investors took notice of the industry in 2016. After years of deriding the airline industry, billionaire investor Warren Buffett confirmed in November that his holding company, Berkshire Hathaway, invested nearly $1.3 billion in four big-name domestic carriers: American, Delta, United and Southwest. The stake is a dramatic reversal for the 86-year-old Buffett, who previously called the industry a capital “death trap” and once joked that investors would have been served well had Orville Wright’s plane been shot down at Kitty Hawk.

Indeed, domestic airlines are committed to fixing their balance sheets, retaining and attracting new investors and improving conditions for both workers and passengers. According to A4A, carriers returned $11.4 billion to shareholders in the first nine months of 2016—$10.5 billion in stock buybacks and $912 million in dividends. Cash flow generated since the industry consolidated in 2009-2010 has allowed carriers to retire a combined $60 billion in debt, which today accounts for just 32 percent of operating revenue, down from 45 percent in 2010.

Industry consolidation continued in 2016. Early in the second quarter, Alaska Airlines announced it would be acquiring Virgin America in a $2.6 billion deal that will turn Alaska into the fifth-largest U.S. airline by traffic. The deal, which was cleared by the Justice Department in December, is expected to help Alaska become the number one player on the West Coast. Annual revenue could grow 23 percent because of the deal, according to the Wall Street Journal.

Meanwhile, American Airlines unveiled plans to renew its credit card deals with Citigroup and Barclays, a move that’s estimated to add $1.55 billion to the carrier’s pretax income over the next three years—$200 million in 2016, $550 million in 2017 and $800 million in 2018, according to Bloomberg. The agreement will allow Citi to offer its credit cards to new customers on American Airlines’ website and mobile apps, through direct mail and in Admirals Club lounges, while Barclaycard will be permitted to reach customers in airports and during American flights.

Headwinds during the year included heightened global terrorist concerns and geopolitical instability in some parts of the world. March’s Brussels Airport terrorist bombing and the United Kingdom’s Brexit referendum in June were particularly disruptive. In the U.S., the strong dollar continued to be a challenge.

In its 2016-2017 economic analysis, consultancy group Oliver Wyman warned that “a patch of turbulence ahead could threaten [the industry’s] bottom-line gains,” citing a steady slide in quarterly revenues over the past 18 months. In the quarter ended December 31, for example, Delta Air Lines’ pre-tax income was down 37.8 percent from the same period in 2015, from $1.5 billion to $952 million. For the entire year, United Airlines’ net income was down 69 percent, from $7.3 billion in 2015 to $2.2 billion in 2016. According to Oliver Wyman, one of the key culprits is excess capacity, which has grown much faster than the economy.

U.S. GLOBAL JETS ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

Although carriers rallied following the November election of Donald J. Trump, there’s concern that his isolationist and nativist rhetoric, particularly his tough stance on immigration from Mexico—currently the number two market for travel and tourism to the U.S.—and Arabic-speaking countries, could hurt the domestic travel industry.

At the same time, many industry leaders are hopeful that Trump, a former airline owner and executive, will prove to be a powerful ally in several key issues. U.S. carriers have long been pushing Congress to reform air traffic control so that the steering wheel is in the hands not of the Federal Aviation Administration (FAA) but a private, not-for-profit entity, similar to Canada. The industry would also like to see open talks with several state-owned Middle Eastern carriers, whose governments provide tens of billions of dollars in “unfair” subsidies every year.

“The Gulf carrier subsidies threaten the jobs of 300,000 U.S. aviation workers and the American aviation industry as a whole,” Jill Zuckman, chief spokesperson for Partnership for Open & Fair Skies, an airline lobby group, alleged, “and we are optimistic that the Trump administration will stand up to the United Arab Emirates and Qatar, enforce our trade agreements and fight for American jobs.”

This report is to be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of an ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Because the Fund concentrates its investments in specific industries, the Fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries. Airline Companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel and may also be significantly affected by changes in fuel prices, labor relations and insurance costs. The Fund is non-diversified, meaning it may concentrate more of its assets in a smaller number of issuers than a diversified fund. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may invest in the securities of smaller-capitalization companies, which may be more volatile than funds that invest in larger, more established companies. The performance of the Fund may diverge from that of the Index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index.

Distributed by Quasar Distributors, LLC. U.S. Global Investors Inc. is the investment adviser to JETS.

Past performance does not guarantee future results.

There is no guarantee that the issuers of any securities will declare dividends in the future or that, if declared, will remain at current levels or increase over time.

U.S. GLOBAL JETS ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

The U.S. Global Jets Index (the “Index”) seeks to provide access to the global airline industry. The Index uses various fundamental screens to determine the most efficient airline companies in the world, and also provides diversification through exposure to global aircraft manufacturers and airport companies. The Index consists of common stocks listed on well-developed exchanges across the globe. It is not possible to invest directly in an index.

The Status of Air Travel in the United States survey was conducted December 14-22, 2015 as an online survey of 3,019 members of the American general public, age 18+ by Ipsos Public Affairs on behalf of Airlines for America. This study references similar research conducted by Gallup on behalf of then-Air Transport Association of America (now A4A) in 1998 for trending purposes. The 1997 study was a random sample of 3,016 Americans age 18+ conducted via telephone.

Cash flow is the total amount of money being transferred into and out of a business, especially as affecting liquidity.

U.S. Global Investors is not affiliated with Warren Buffett or Berkshire Hathaway.

All opinions expressed and data provided are subject to change without notice. Opinions are not guaranteed and should not be considered investment advice.

The section labelled Schedule of Investments contains a more complete list of the Fund’s holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

U.S. GLOBAL JETS ETF

PERFORMANCE SUMMARY

Growth of $10,000
(Unaudited)

		Since
Average Returns		Inception
Period Ending December 31, 2016	1 Year	(4/28/2015)
U.S. Global Jets ETF—NAV	13.15%	7.39%
U.S. Global Jets ETF —Market	12.48%	7.18%
U.S. Global JETS Index	15.66%	9.66%
S&P 500 Index	11.96%	5.76%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 28, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

U.S. GLOBAL JETS ETF

PORTFOLIO ALLOCATION
As of December 31, 2016 (Unaudited)

Percentage of
Sector	Net Assets
Airlines	87.2%
Aerospace & Defense	6.0
Commercial Services	3.0
Engineering & Construction	2.0
Transportation	1.0
Short-Term Investments	3.6
Liabilities in Excess of Other Assets	(2.8)
Total	100.0%

U.S. GLOBAL JETS ETF

SCHEDULE OF INVESTMENTS
December 31, 2016

Shares	Security Description	Value

	COMMON STOCKS – 99.2%

	Australia – 1.0%
269,577	Qantas Airways, Ltd.	$647,821

	Canada – 3.0%
63,571	Air Canada (a)	647,239
123,864	Chorus Aviation, Inc.	666,992
37,764	WestJet Airlines, Ltd.	648,034
		1,962,265

	China – 2.0%
29,274	China Eastern Airlines Corporation, Ltd. – ADR	654,274
25,434	China Southern Airlines Company, Ltd. – ADR	653,908
		1,308,182

	France – 1.0%
119,152	Air France KLM SA (a)	648,953

	Germany – 1.0%
50,081	Deutsche Lufthansa	646,849

	Ireland – 1.0%
7,868	Ryanair Holdings plc – ADR	655,090

	Israel – 0.6%
576,066	El Al Israel Airlines, Ltd.	381,796

	Japan – 1.0%
22,141	Japan Airlines Company, Ltd.	646,943

	Mexico – 2.0%
45,124	Controladora Vuela Cia De
	Aviacion SAB de CV – ADR (a)	678,665
347,087	Grupo Aeromexico SAB de CV (a)	652,829
		1,331,494

	New Zealand – 1.0%
447,508	Air New Zealand, Ltd.	682,391

	Singapore – 1.0%
196,344	SATS, Ltd.	657,576

	Sweden – 1.0%
421,725	SAS AB (a)	645,738

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

SCHEDULE OF INVESTMENTS
December 31, 2016 (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	Turkey – 2.0%
101,152	Celebi Hava Servisi AS	$659,643
167,444	TAV Havalimanlari Holding AS	666,092
		1,325,735

	United Kingdom – 2.0%
109,050	Dart Group plc	666,594
121,289	International Consolidated Airlines Group SA	659,046
		1,325,640

	United States – 79.6%
29,734	Alaska Air Group, Inc.	2,638,298
15,943	Allegiant Travel Company	2,652,915
165,958	American Airlines Group, Inc.	7,748,579
12,670	Boeing Company	1,972,466
159,790	Delta Air Lines, Inc.	7,860,070
11,429	General Dynamics Corporation	1,973,331
45,466	Hawaiian Holdings, Inc. (a)	2,591,562
119,704	JetBlue Airways Corporation (a)	2,683,764
24,249	Macquarie Infrastructure Corporation	1,981,143
52,462	SkyWest, Inc.	1,912,240
157,688	Southwest Airlines Company	7,859,170
45,688	Spirit Airlines, Inc. (a)	2,643,508
107,592	United Continental Holdings, Inc. (a)	7,841,304
		52,358,350
	TOTAL COMMON STOCKS (Cost $58,455,048)	65,224,823

	SHORT-TERM INVESTMENTS – 3.6%
2,334,448	Morgan Stanley Institutional Liquidity Funds –
	Government Portfolio – Institutional Class, 0.27%*	2,334,448
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,334,448)	2,334,448
	TOTAL INVESTMENTS – 102.8% (Cost $60,789,496)	67,559,271
	Other Liabilities in Excess of Other Assets – (2.8)%	(1,838,072)
	NET ASSETS – 100.0%	$65,721,199

(a)	Non-income producing security.
ADR	American Depositary Receipt
*	Rate shown is the annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

STATEMENT OF ASSETS & LIABILITIES
At December 31, 2016

ASSETS
Investments in securities, at value (Cost $60,789,496)	$67,559,271
Receivable for investments sold	4,782,508
Receivable for fund shares sold	2,569,015
Dividends and interest receivable	22,169
Cash	2,320
Total assets	74,935,283

LIABILITIES
Payable for investments purchased	8,822,723
Distribution payable	361,184
Management fees payable	30,177
Total liabilities	9,214,084

NET ASSETS	$65,721,199

Net assets consist of:
Paid-in capital	$60,278,966
Undistributed (accumulated) net investment income (loss)	—
Accumulated net realized gain (loss) on investments	(1,327,516)
Net unrealized appreciation (depreciation) on:
Investments	6,769,775
Foreign currency	(26)
Net assets	$65,721,199

Net asset value:
Net assets	$65,721,199
Shares outstanding^	2,350,000
Net asset value, offering and redemption price per share	$27.97

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INCOME
Dividends (net of foreign taxes withheld of $54,947)	$663,548
Interest	1,097
Total investment income	664,645

EXPENSES
Management fees	294,957
Total expenses	294,957
Net investment income (loss)	369,688

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(489,094)
Foreign currency	(11,790)
Change in unrealized appreciation (depreciation) on:
Investments	4,777,876
Foreign currency	116
Net realized and unrealized gain (loss) on investments	4,277,108
Net increase (decrease) in net assets
resulting from operations	$4,646,796

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015*
OPERATIONS
Net investment income (loss)	$369,688	$102,888
Net realized gain (loss) on investments	(500,884)	(544,031)
Change in unrealized appreciation
(depreciation) on investments
and foreign currency	4,777,992	1,991,757
Net increase (decrease) in net assets
resulting from operations	4,646,796	1,550,614

DISTRIBUTIONS TO SHAREHOLDERS
From net investments income	(361,184)	(90,012)
Total distributions to shareholders	(361,184)	(90,012)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	22,547,805	59,704,440
Transaction fees (Note 6)	—	1,640
Payments for shares redeemed	(13,308,620)	(8,970,280)
Net increase (decrease) in net
assets derived from capital
share transactions (a)	9,239,185	50,735,800
Net increase (decrease) in net assets	$13,524,797	$52,196,402

NET ASSETS
Beginning of year/period	$52,196,402	$—
End of year/period	$65,721,199	$52,196,402
Undistributed (accumulated) net
investment income (loss)	$—	$1,726

(a)	Summary of capital share transactions is as follows:

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015*
	Shares	Shares
Subscriptions	850,000	2,500,000
Redemptions	(600,000)	(400,000)
Net increase (decrease)	250,000	2,100,000

*	Fund commend operations on April 28, 2015. The information presented is for the period from April 28, 2015 to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	Year Ended	Period Ended
	December 31,	December 31,
	2016	2015(1)
Net asset value, beginning of year/period	$24.86	$25.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(2)	0.18	0.06
Net realized and unrealized gain (loss)
on investments and foreign currency(6)	3.09	(0.16)
Total from investment operations	3.27	(0.10)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.16)	(0.04)
Total distributions	(0.16)	(0.04)

Net asset value, end of year/period	$27.97	$24.86

Total return	13.15%	(0.39	)%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$65,721	$52,196

RATIOS TO AVERAGE NET ASSETS
Expenses to average net assets	0.60%	0.60	%(4)
Net investment income (loss)
to average net assets	0.75%	0.37	%(4)

Portfolio turnover rate(5)	44%	34	%(3)

(1)	Commencement of operations on April 28, 2015.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)
Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 – ORGANIZATION

U.S. Global Jets ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS”) (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the U.S. Global Jets Index (the “Index”). The Fund commenced operations on April 28, 2015.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Series – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, closed-end funds, and exchange traded funds that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share. Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$65,224,823	$—	$—	$65,224,823
Short-Term Investments	2,334,448	—	—	2,334,448
Total Investments
in Securities	$67,559,271	$—	$—	$67,559,271

^ See Schedule of Investments for breakout of investments by country.

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2016, the Fund did not recognize any transfers to or from Levels 1,2, or 3.

B.
Federal Income Taxes. The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended December 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.

As of and during the year ended December 31, 2016, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties.

C.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 (Continued)

on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gain on securities for the Fund are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which New York Stock Exchange Arca, Inc. (“NYSE ARCA”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 (Continued)

The permanent differences primarily relate to foreign currency transactions and redemptions in-kind. For the year ended December 31, 2016, the following table shows the reclassifications made:

Undistributed Net	Accumulated
Investment	Net Realized	Paid-In
Income/(Loss)	Gain/(Loss)	Capital
$(10,230)	$(175,486)	$185,716

During the year ended December 31, 2016, the Fund realized $187,276 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

J.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to December 31, 2016 that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (“the Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.60% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 (Continued)

regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian, transfer agent, and  fund accountants. USBFS also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2016, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $22,084,465 and $22,153,026, respectively.

During the year ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

During the year ended December 31, 2016, in-kind transactions associated with creations and redemptions, were $22,202,664 and $13,264,825, respectively.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at December 31, 2016 were as follows:

Tax cost of investments	$61,252,385
Gross tax unrealized appreciation	8,232,289
Gross tax unrealized depreciation	(1,925,403)
Net unrealized appreciation/(depreciation)	6,306,886
Undistributed ordinary income	—
Undistributed long term capital gains	—
Total distributable earnings	—
Other accumulated gain/(loss)	(864,653)
Total accumulated gain/(loss)	$5,442,233

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to recognizing losses from wash sales.

As of December 31, 2016, the Fund deferred, on a tax-basis, post-October capital losses of $113,447 and no late-year ordinary losses.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 (Continued)

As of December 31, 2016, the Fund had a short-term capital loss carryforward of $751,180. This amount does not have an expiration date.

The tax character of distributions paid by the Fund during the year ended December 31, 2016, and the period ended December 31, 2015, were as follow:

	Year Ended	Period Ended
	December 31, 2016	December 31, 2015
Ordinary Income	$361,184	$90,012

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on NYSE Arca. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.”  Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day.  Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Unit. The standard fixed transaction fee for the Fund is $300, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction.  There were no variable fees received during the period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISKS

Airline Companies Risk. Airline companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel. Airline companies may also be significantly affected by changes in fuel prices which

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 (Continued)

may be very volatile. Airline companies may also be significantly affected by changes in labor relations and insurance costs.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

U.S. GLOBAL JETS ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Global Jets ETF and
Board of Trustees of ETF Series Solutions

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Global Jets ETF (the “Fund”), a series of ETF Series Solutions, as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Global Jets ETF as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 17, 2017

U.S. GLOBAL JETS ETF

TRUSTEES AND OFFICERS
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of the Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

				Number of	Other
		Term of		Portfolios	Directorships
		Office and		in Fund	Held by
Name	Position	Length of		Complex	Trustee
and Year	Held with	Time	Principal Occupation(s)	Overseen	During Past
of Birth	the Trust	Served	During Past 5 Years	by Trustee	5 Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	Retired; formerly Chief	15	Independent
Born: 1946	Indepen-	term;	Financial Officer,		Trustee,
	dent	since	Robert W. Baird & Co.		Managed
	Trustee	2012	Incorporated (2000–2011).		Portfolio
	and				Series (36
	Audit				portfolios);
	Committee				Director,
	Chairman				Anchor
Bancorp
Wisconsin,
Inc.
(2011–2013).

Ronald T. Beckman, CPA	Trustee	Indefinite	Retired; formerly Audit	15	None
Born: 1947	and	term;	Partner specializing in
	Nominating	since	investment management,
	Committee	2012	PricewaterhouseCoopers
	Chairman		LLP (1972–2004).

David A. Massart	Trustee	Indefinite	Co-Founder and Chief	15	Independent
Born: 1967		term;	Investment Strategist,		Trustee,
		since	Next Generation Wealth		Managed
		2012	Management, Inc.		Portfolio
			(since 2005).		Series
(36
portfolios).

Interested Trustee

Michael A. Castino	Trustee	Indefinite	Senior Vice President,	15	None
Born: 1967	and	term;	USBFS (since 2013);
	Chairman	Trustee	Managing Director of
		since	Index Services, Zacks
		2014;	Investment Management
		Chairman	(2011–2013);
		since	Vice President,
		2013	Marco Polo Network
(financial services firm)
(2009–2011).

U.S. GLOBAL JETS ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time
of Birth	the Fund	Served	Principal Occupation(s) During Past 5 Years

Principal Officers of the Trust

Paul R. Fearday, CPA	President	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
Born: 1979	and	term;	(since 2008); Manager, PricewaterhouseCoopers
	Assistant	President	LLP (accounting firm) (2002–2008).
	Treasurer	and
Assistant
Treasurer
since 2014
(other roles
since 2013)

Michael D. Barolsky, Esq.	Vice	Indefinite	Vice President, USBFS (since 2012); Associate,
Born: 1981	President	term;	Thompson Hine LLP (law firm) (2008–2012).
	and	since 2014
	Secretary	(other roles
since 2013)

James R. Butz	Chief	Indefinite	Senior Vice President, USBFS (since 2015);
Born: 1982	Compliance	term;	Vice President, USBFS (2014–2015); Assistant
	Officer	since 2015	Vice President, USBFS (2011–2014); Operations
Manager, USBFS (2007–2011).

Kristen M. Weitzel, CPA	Treasurer	Indefinite	Vice President, USBFS (since 2015); Assistant Vice
Born: 1977		term;	President, USBFS (2011–2015); Manager,
		since 2014	PricewaterhouseCoopers LLP (accounting firm)
		(other roles	(2005–2011).
since 2013)

Stacie L. Lamb, Esq.	Assistant	Indefinite	Assistant Vice President, USBFS (since 2013);
Born: 1982	Secretary	term;	Compliance Representative, Quasar Distributors, LLC
		since 2015	(2011–2013).

The Statement of Additional Information includes additional information about the Trustees as is available without charge, up on request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.usglobaletfs.com.

U.S. GLOBAL JETS ETF

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2016 (Unaudited)

As a shareholder of U.S. Global Jets ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 – December 31, 2016).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	July 1, 2016	December 31, 2016	During the Period(1)
Actual	$1,000.00	$1,327.80	$3.51
Hypothetical (5% annual	$1,000.00	$1,025.14	$3.05
return before expenses)

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized six-month period expense ratio, 0.60%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six month period, 184 days, and divided by the number of days in the most recent twelve-month period, 366 days.

U.S. GLOBAL JETS ETF

FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended December 31, 2016, certain dividends paid by the Fund may be subject to the maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.usglobaletfs.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.usglobaletfs.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.usglobaletfs.com.

Adviser
U.S. Global Investors, Inc.
7900 Callaghan Road
San Antonio, Texas 78229

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

U.S. Global Jets ETF
Symbol – JETS
CUSIP – 26922A842

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$14,000	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Ronald T. Beckman, David A. Massart, Leonard M. Rush.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Filed herewith”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title       /s/Paul Fearday
Paul Fearday, President (principal executive officer)

Date    February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Paul Fearday
Paul Fearday, President (principal executive officer)

Date    February 23, 2017

By (Signature and Title)*    /s/Kristen Weitzel
Kristen Weitzel, Treasurer (principal financial officer)

Date    February 23, 2017

* Print the name and title of each signing officer under his or her signature.